BLACKROCK LIQUIDITY FUNDS
TempCash
(the “Fund”)
Supplement dated September 24, 2024 to the Cash Management Shares
Summary Prospectus and Prospectus of the Fund,
dated August 12, 2024, as supplemented to date
The Securities and Exchange Commission (“SEC”) approved new amendments to the rules governing money market funds in July 2023. Among the changes, the SEC adopted rules that require institutional prime and institutional tax‑exempt money market funds to apply a mandatory liquidity fee to all shares redeemed on a day that such a fund has total net redemptions that exceed 5% of the fund’s total assets, unless the amount of the fee is determined to be less than 0.01% of the value of the shares redeemed. The compliance date for these amendments is October 2, 2024.
Consequently, effective October 2, 2024, the Fund’s Summary Prospectus and Prospectus are amended as follows:
The section of the Summary Prospectus and Prospectus entitled “Key Facts About TempCash—Principal Risks of Investing in the Fund” and “Fund Overview—Key Facts About TempCash—Principal Risks of Investing in the Fund,” is hereby amended to delete the first paragraph thereof in its entirety and replace it with the following:
Risk is inherent in all investing. You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon the sale of your shares. The Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
The section of the Summary Prospectus and Prospectus entitled “Key Facts About TempCash—Principal Risks of Investing in the Fund” and “Fund Overview—Key Facts About TempCash—Principal Risks of Investing in the Fund,” is hereby amended to add the following paragraph in its proper alphabetical order:

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Mandatory Liquidity Fee Risk — The Board, or its delegate, must impose a mandatory liquidity fee upon the sale of your shares if the Fund’s net redemptions on any business day exceed 5% of the Fund’s net assets, unless the liquidity costs are de minimis. Accordingly, your redemptions may be subject to a liquidity fee when you sell your shares at certain times.

The sixth paragraph of the section of the Prospectus entitled “Details About the Fund—How The Fund Invests” is hereby deleted in its entirety and replaced with the following:
The Trust’s Board of Trustees (the “Board”), or its delegate, will be required to impose a mandatory liquidity fee on redemptions from the Fund when net redemptions in the Fund exceed 5% of the Fund’s net assets on any business day, unless the liquidity costs are de minimis. Additionally, the Board, or its delegate, may impose a discretionary liquidity fee on redemptions from the Fund (up to 2%) under certain circumstances. Please see the section below titled “Account Information—Mandatory and Discretionary Liquidity Fees” for additional information about mandatory and discretionary liquidity fees.

The first paragraph of the section of the Prospectus entitled “Details About the Fund—Investment Risks” is hereby deleted in its entirety and replaced with the following:
Risk is inherent in all investing. You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon the sale of your shares. The Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
The section of the Prospectus entitled “Details About the Fund—Investment Risks—Principal Risks of Investing in the Fund” is hereby amended to add the following paragraph in its proper alphabetical order:
Mandatory Liquidity Fee Risk. The Board, or its delegate, must impose a mandatory liquidity fee upon the sale of your shares if the Fund’s net redemptions on any business day exceed 5% of the Fund’s net assets, unless the liquidity costs are de minimis. Accordingly, your redemptions may be subject to a liquidity fee when you sell your shares at certain times.
The section of the Prospectus entitled “Account Information—Discretionary Liquidity Fees” is deleted in its entirety and replaced with the following:
Mandatory and Discretionary Liquidity Fees
Under Rule 2a‑7, the Board, or its delegate, must impose a mandatory liquidity fee upon the sale of your shares if the Fund’s total net redemptions on any business day exceeds 5% of the Fund’s net assets, unless the liquidity costs are de minimis. The mandatory liquidity fee would apply to all shares that are redeemed at a price computed on that day. The Fund is permitted to base the determination of whether the Fund has exceeded 5% net redemptions on shareholder flow information that is available to the Fund within a reasonable period after the Fund computes its NAV each day. This means that the Fund’s measurement of net redemptions for purposes of determining whether the Fund is required to impose a mandatory liquidity fee may not reflect the Fund’s full shareholder flows for the day.
The Fund will determine the size of the mandatory liquidity fee by making a good faith estimate of the spread, other transaction, and market impact costs (the “liquidity costs”) the Fund would incur if it were to sell a pro rata amount of each security in its portfolio to satisfy the amount of net redemptions on that day. There is no upper limit to this fee, but the Fund expects that typically during normal market conditions, estimated liquidity costs would be less than one basis point (0.01%) of the value of the shares redeemed. If estimated liquidity costs are less than one basis point (0.01%) of the value of the shares redeemed, the Fund will deem liquidity costs de minimis and will not apply a mandatory liquidity fee to redemptions on that day.
There may be occasions when the Fund cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data. If this occurs, the Fund is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Under Rule 2a‑7, the Board, or its delegate, is permitted to impose a discretionary liquidity fee up to 2% on the value of shares redeemed, if such fee is determined to be in the best interests of the Fund.
Discretionary liquidity fees, if imposed, may be terminated at any time at the discretion of the Board, or its delegate, if the Board, or its delegate, determines that it is no longer in the best interests of the Fund.
Under certain circumstances, the Fund may pay redemptions without adding a discretionary liquidity fee to the redemption amount if the Fund can verify that the redemption order was submitted to the Fund’s authorized agent before the Board, or its delegate, imposed a discretionary liquidity fee.

The Board generally expects that a discretionary liquidity fee would be imposed, if at all, during periods of market stress.
Financial Intermediaries will be required promptly to take such actions reasonably requested by the Fund or its agent to implement, modify or remove, or to assist the Fund in implementing, modifying or removing, a mandatory or discretionary liquidity fee established by the Board, or its delegate.
Announcements regarding the imposition of a mandatory liquidity fee or a discretionary liquidity fee, or the termination of a discretionary liquidity fee, will be available on the website of the imposing Fund (www.blackrock.com/cash). In addition, the imposing Fund may further communicate such actions through other means.
Neither the mandatory liquidity fee nor the discretionary liquidity fee would be applied to your purchases of Fund shares.
The section of the Prospectus entitled “Account Information—Federal Taxes” is hereby amended to delete the last two paragraphs thereof in their entirety and replace them with the following:
If the Fund imposes a mandatory or discretionary liquidity fee on share redemptions, the amount that would ordinarily be payable to a redeeming shareholder of the Fund will be reduced, consequently reducing the amount of gain, or increasing the amount of loss, that would otherwise be reportable for income tax purposes. A mandatory liquidity fee or discretionary liquidity fee cannot be separately claimed as a deduction.
Any such mandatory or discretionary liquidity fee will constitute an asset of the imposing Fund and will serve to benefit non‑redeeming shareholders. Such fees may raise an Institutional Fund’s NAV, increasing the taxable income or reducing the deductible losses of shareholders that redeem their shares at a later time when such fees are not being charged. If the Fund receives mandatory or discretionary liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. However, due to a lack of guidance, the tax consequences of such liquidity fees to the Fund and the shareholders is unclear and may differ from that described in this section.
Shareholders should retain this Supplement for future reference.
PR2‑CM‑TC‑0924SUP

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